Exhibit 99.1
Dated: May 12, 2014 Old National Bancorp Investment Thesis Financial Data as of 3-31-14
Dated: May 12, 2014 Old National Bancorp Investment Thesis Executive SummarySlides 2 to 16Financial Data as of 3-31-14
Additional Information for Shareholders of United Bancorp, Inc. Communication in this presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Old National has filed with the SEC a Registration Statement on Form S-4 that includes a preliminary Proxy Statement of United Bancorp, Inc. ("United") and a preliminary Prospectus of Old National, and each of Old National and United has filed and will file other relevant documents concerning the proposed transaction. A definitive Proxy Statement/Prospectus will be mailed to shareholders of United. United Shareholders are urged to read the Registration Statement and the definitive Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Old National and United, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents (when available), free of charge, from Old National at www.oldnational.com under the tab "Investor Relations" and then under the heading "Financial Information" or from United by accessing United's website at www.ubat.com under the tab "Investor Relations" and then under the heading "SEC Filings." Old National and United and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of United in connection with the proposed merger. Information about the directors and executive officers of Old National is set forth in the proxy statement for Old National's 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2014. Information about the directors and executive officers of United is set forth in United's Annual Report on Form 10-K, as filed with the SEC on February 28, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.
Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp's financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of Old National Bancorp's proposed merger with United Bancorp, Inc. ("United"). Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the merger with Tower Financial Corporation and proposed merger with United might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; the requisite shareholder and regulatory approvals for the United merger might not be obtained; market, economic, operational, liquidity, credit and interest rate risks associated with Old National Bancorp's businesses; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National Bancorp to execute its business plan (including its proposed acquisition of United Bancorp, Inc.); changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; other matters discussed in this presentation and other factors identified in Old National Bancorp's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission ("SEC"). These forward-looking statements are made only as of the date of this presentation, and Old National Bancorp does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.
Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Snapshot of Old National

Summary Overview

Headquarters	Evansville, IN
Market Cap	$ 1,465
2014E P/E [1]	13.5 x
P/TBV [1]	1.9 x
Dividend Yield	3.2 %
Total Assets	$ 9,545
Total Deposits	7,258
ROAA	1.12 %

Company Description

- Largest financial services bank holding company headquartered in Indiana with a presence throughout Indiana, Western Kentucky, Southern Illinois and Southwest Michigan
  - 166 financial centers
  - 186 ATMs
- Focused on community banking with a full suite of product offerings:
  - Retail and small business
  - Wealth management
  - Leasing
  - Investment services
  - Capital markets
  - Insurance
- Guided by three strategic imperatives
  - Strengthen the risk profile
  - Enhance management discipline
  - Achieve consistent quality earnings

Asset Mix


Covered Loans
2.0%
Other
13.2%
Investments
33.6%
Residential Real Estate Loans
14.3%
Consumer Loans
10.5%
Commercial Loans
14.3%
Commercial Real Estate Loans
12.1%

Liability Breakdown


Money Market
5.3%
Other
2.2%
Borrowed Funds
11.0%
Other Time
11.5%
NOW & Savings
45.5%
Demand Deposits
24.5%

Source: SNL Financial, Company filings, FactSet Estimates
Note: Market data as of May 5, 2014; financial information as of March 31, 2014.
[1] Pro forma for pending UBMI acquisitions.

$ in millions, except noted

6

Investment Thesis

- Attractive footprint that offers both leading share in mature markets and room to expand in higher growth markets
- Consistent financial performance with distinct revenue streams and improving efficiency
- Diverse loan portfolio with growth accelerating while maintaining strong credit metrics
- Disciplined acquisitions that are exceeding expectations with robust future opportunities
- Steward of capital – organic growth, dividend / share repurchases, and acquisitions
- Achieving strategic imperatives

7
Growth of the Old National franchise Mature, Stable Markets & Dominant Share Branch Map 1 Higher Growth Markets Source: SNL Financial, Company Filings, June 30, 2013 FDIC Summary of Deposits Note: Green shading indicates metric that exceeds the national average. Unemployment as of March, 2014. 1 Pro forma for UBMI. $ in millions, except noted
Commitment to Excellence Commitment to Excellence
Our Indiana Footprint Economic Vital Signs Economic Vital Signs Strong Stable or Mixed Decline Sources: US Bureau of Labor Statistics, US Dept. of Labor, Stats Indiana, Indiana Association of Realtors, Yahoo Finance, IN Dept. of Revenue
Indiana's Economic Achievements "AAA" Credit Rating - Fitch, Moody's and Standard and Poor2nd Most Competitive State - Site Selection Magazine3rd Best U.S. State for Manufacturing Jobs - CNBC 5th Best State for Business - CEO Magazine8th Fastest Growing State Economy - USA Today280 new manufacturing jobs created - Berry Plastics, Evansville, Indiana200 new jobs created - General Electric, Lafayette, Indiana

Our Michigan Footprint

Ann Arbor, Michigan

- Highest median household income MSA in Michigan
- March unemployment rate of 5.2%, compared to the national rate of 6.7%
- Listed in Forbes' 2013 "Best Places for Business and Careers" and was Livability.com's 13th "Best Place to Live"



Projected 2018 Median Household Income
$59,580
$56,206
$55,583
$66,854
USA
Indiana
Michigan
Ann Arbor

Kalamazoo, Michigan

- Highest median HHI growth in Old National's Michigan footprint
- Popular area for healthcare and pharmaceutical organizations, with major companies such as Pfizer, Perrigo and Stryker housing large operations.



Projected 2013-2018 Median HHI Growth
16.1%
21.1%
19.9%
23.2%
USA
Indiana
Michigan
Kalamazoo

12
$ in millions except diluted earnings per common share Executing the Plan - 1Q14 Highlights Non-covered loans include all loans except FDIC-covered loans 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation
Loan Growth $ in millions Acquired 3Q13 Acquired 3Q12 Acquired 1Q11 Period-end gross loans
Fee-Based Business Revenue $ in millions 1 Contingency revenue 1 1
Asset Quality Net Charge-Offs ALLL / Non-Performing Assets1 1 Nonaccrual, restructured & OREO Credit Quality (Excluding Covered Loans)
Dated: May 12, 2014 Old National Bancorp Investment Thesis Financial Data as of 3-31-14
Strategic Imperatives Scorecard 1 2 3 Executing the Plan 2013E Financials
Pre-Tax, Pre-Provision Income1 $ in millions 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation
Net Interest Margin1 1 Fully taxable equivalent basis 2 ONB Core includes contractual interest income of Monroe, Integra and IN Community loans 2
Average Total Loan Trends $ in millions 1 Includes both covered and non-covered loans 1
Commercial Loans $ in millions 2007-2008 Average 23.9%
Loan Concentrations - Excluding Covered Loans At 3-31-14 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio Diversified Commercial Loan Portfolio (CHART)
Net Charge-Offs / Provision $ in millions 1 Excludes FDIC-covered loans
Credit Quality - Excluding Covered Loans See Appendix for definition of Peer Group 1As a % of end of period total loans Peer Group data per SNL Financial
Credit Quality - ALLL and Mark Summary $ in millions 1 Non-GAAP financial measure which Management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage N/A = not applicable
Conservative Lending Limits/Risk Grades Conservative Lending Limits/Risk Grades In-house lending limits conservative relative to ONB's legal lending limit at 3-31-14 of $114.0 million per borrower 1Includes entire relationship with borrower Borrower1 Asset Quality Rating (Risk Grades) 8 - Classified (Problem) 9 - Nonaccrual
Investment Portfolio Purchases 1Q141 1 Data as of March 31, 2014, for purchases made throughout 1Q14
CD Maturity Schedule Represents CD maturities at March 31, 2014
Tangible Common Book Value1 Acquired Monroe Bancorp 1-1-11 FDIC acquisition of Integra Bank 7-29-11 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Acquired IN Community Bancorp 9-15-12 Acquired Bank of America Branches 7-12-13
Capital Ratios See Appendix for definition of Peer Group Peer Group data per SNL Financial $ in millions 1See Appendix for Non-GAAP reconciliation
Interest Rate Curves
Interest Rate Sensitivity Change in Net Interest Income1 Interest Rate Sensitivity 1 Comparisons from flat rates, which assume stable rates and a stable balance sheet. These scenarios do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet.
Total Revenue $ in millions
Efficiency Ratio1 1 Calculation excludes net securities gains and intangible amortization Incentive basis calculation excludes merger and integration charges and impact for current year partnerships Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation
22.1% increase in total assets with a corresponding 5.1% decrease in FTE FTE and Asset Change $ in millions 1,2 3 4

Transforming Old National's Landscape


2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Consolidation of 5 branches
Returned to community bank model
Sold non-strategic market – Clarksville, TN – 5 branches
Consolidation of 2 branches
Sold non-strategic market – O'Fallon, IL – 1 branch
Acquired St. Joseph Capital – Entry into Northern IN market February, 2007
Consolidation of 8 branches
Consolidation of 1 branch
Consolidation of 10 branches
Acquired 65 Charter One branches throughout Indiana March, 2009
Consolidation of 12 branches
Acquired Monroe Bancorp – Enhanced Bloomington, IN presence January, 2011
Consolidation of 44 branches
Sold non-strategic market – Chicago-area - 4 branches
FDIC-assisted acquisition of Integra Bank July, 2011
Acquired IN Community – Entry into Columbus, IN September, 2012
Consolidation of 21 branches
Sold 12 branches
Acquired 24 MI / IN branches July, 2013
Consolidation of 22 branches
Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014
Pending acquisition of United Bancorp – Entry into Ann Arbor, MI
Consolidation of 3 branches

Purchased 182 + 18 pending | Sold 22 | Consolidated 128

37

M&A – Partnerships

Strategy

- Focus on community banks with strong client relationships and deposit franchises
- Mid-sized markets within or near existing franchise with above average growth rates



Legend
ONB
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile

Process

- Must pass rigorous due diligence process
- Must align both strategically and culturally
- Must meet/exceed financial targets
- Must enhance Old National's mission of being a true "community bank"

Emerging Trends

- Rising M&A competition is increasing price multiples
- Resurgence of MOEs giving potential targets an alternative to selling
- Cash deals becoming more in favor by targets

Represents MSAs with more than 15,000 households in IN,KY,IL, southern MI, Cincinnati and St. Louis. MSA quartile rankings weighted as follows: 25% number of households, 20% median HH income, 10% unemployment, 10% median HH income 5-year growth, 10% population 5-year growth, 10% deposits/branch ratio and 15% households/branch ratio.

38

Transforming Old National's Landscape

Shifting to higher-growth markets from lower-growth markets

- Entry and fill-in of existing higher-growth markets through strategic acquisitions
  - Acquired 182 branches +18 pending
- Sale or consolidations in lower-growth, non-core markets
  - Consolidated 128 branches
  - Sold 22 branches


MICHIGAN
OLD NATIONAL BANK
We are proud to serve these communities:
INDIANA
OHIO
ILLINOIS
KENTUCKY

2004


MICHIGAN
OLD NATIONAL BANK
We are proud to serve these communities:
INDIANA
OHIO
ILLINOIS
KENTUCKY

2014

● Pending United locations

39

$ in millions1 Anticipated closing early 3Q14 Disciplined Partnerships
Committed to Strong Corporate Governance Stock ownership guidelines have been established for named executive officers as follows:As of March 31, 2014, each named executive officer has met their stock ownership requirement requirement requirement requirement requirement requirement requirement requirement requirement requirement requirement
Executive Compensation Tied to long term shareholder value: Long Term Incentive Plan (CFO,CBA, CCO, Chief Legal Counsel) Long Term Incentive Plan (CFO,CBA, CCO, Chief Legal Counsel) Performance Measure Weight Performance-based 75% Service-based 25% Short Term Incentive Plan (CBA, CCO) Short Term Incentive Plan (CBA, CCO) Performance Measure Weight Corporate Net Income 20% Banking Budgeted Margin 50% Net Charge-Off Ratio 15% Efficiency Ratio 15% Long Term Incentive Plan (CEO) Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100%
Old National Bancorp Appendix
Non-GAAP Reconciliations $ in millions
Non-GAAP Reconciliations $ in millions
Non-GAAP Reconciliations $ in millions
Non-GAAP Reconciliations
Non-GAAP Reconciliations $ in thousands
Non-GAAP Reconciliations $ in thousands
Investor Contact Additional information can be found on theInvestor Relations web pages atwww.oldnational.comInvestor Inquiries:Lynell J. Walton, CPASVP - Director of Investor Relations812-464-1366lynell.walton@oldnational.com